                                                                   EXHIBIT 99.1


                  AGREEMENT, dated as of August 25, 1999, among CPN SHERIDAN, INC., a Delaware corporation ("Buyer"), CALPINE CORPORATION, a Delaware corporation ("Parent") and the parent of Buyer, and the holders (the "Stockholders") of the shares of common stock, $0.01 par value (the "Shares"), of SHERIDAN ENERGY, INC., a Delaware corporation (the "Company"), listed on the signature pages hereof.

                  In order to induce Buyer and certain of its affiliates to enter into an agreement and plan of merger, dated as of the date hereof (the "Merger Agreement"), with the Company, Buyer has requested the Stockholders, and the Stockholders have agreed, to enter into this Agreement.

                      The parties hereto agree as follows:

                                   ARTICLE I

                                  STOCK OPTION

                  SECTION 1.1. Grant of Stock Option. Subject to the terms and conditions set forth herein, each of the Stockholders hereby grants to Buyer an irrevocable option (collectively, the "Option") to purchase the number of shares opposite such Stockholder's name on the signature pages hereto and any additional Shares acquired by such Stockholder in any capacity (whether by exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities or by means of a purchase, dividend, distribution or otherwise) (such "Stockholder's Shares" and, collectively, the "Stockholder Shares") at a purchase price of $5.50 per Stockholder Share (as adjusted pursuant to Section 1.6, the "Purchase Price").

                  SECTION 1.2. Exercise of Option. (a) Subject to the conditions set forth in Section 1.5 hereof, the Option may be exercised by Buyer, in whole but not in part, at any time after the date hereof and prior to the 20th business day after the termination of the Merger Agreement in accordance with the terms thereof if, but only if, the termination of the Merger Agreement did not result from the material breach thereof by Buyer or Parent. In the event Buyer wishes to exercise the Option other than pursuant to the Offer (as defined in the Merger Agreement), Buyer shall send a written notice (the "Exercise Notice") to the Stockholders stating that it will purchase pursuant to such exercise all of the Stockholder Shares and the place, the date (not less than one nor more than five business days from the date of the Exercise Notice) and the time for the closing of such purchase; provided that such date and time may be earlier than one day after the Exercise Notice if reasonably practicable. The closing of the purchase of the Stockholder Shares pursuant to this Section 1.2(a) (the "Closing") shall take place at the place, on the date and at the time designated by Buyer in its Exercise Notice, provided that if, at the date of the Closing herein provided for, the conditions set forth in Section 1.5(ii) or (iii) shall not have been satisfied (or waived), Buyer may postpone the Closing until a date within five business days after such conditions are satisfied but in no event to a date beyond June 30, 2000; provided further that, if (1) Buyer exercises the Option and postpones the Closing on account of the condition set forth in Section 1.5(iii) not being satisfied and (2) a governmental entity has issued a final, nonappealable permanent injunction prohibiting exercise of the Option or the condition set forth in subclause (y) of Section 1.5(iii) exists, Buyer may not further postpone the Closing and the Option shall automatically terminate.

                  (b) Buyer shall not be under any obligation to deliver any Exercise Notice and may allow the Option to terminate without purchasing any Stockholder Shares hereunder; provided however that once Buyer has delivered to the Stockholders an Exercise Notice, subject to the terms and conditions of this Agreement, Buyer shall be bound to effect the purchase as described in such Exercise Notice.

                  SECTION 1.3. Closing. At the Closing, (a) each Stockholder shall deliver to Buyer (in accordance with Buyer's instructions) a certificate or certificates (the "Certificates") representing all of such Stockholder's Shares, duly endorsed or accompanied by stock powers duly executed in blank and
(b) Buyer shall pay to such Stockholder, by wire transfer in immediately available funds to the account such Stockholder specifies in writing no less than two business days prior to the Closing, an amount equal to (i) the number of such Stockholder's Shares being purchased at such Closing multiplied by (ii) the Purchase Price (the "Purchase Amount").

                  SECTION 1.4. Agreement to Tender. Each of the Stockholders hereby agrees to validly tender (or cause the record owner of such shares to validly tender) in the Offer (defined in the Merger Agreement) within 20 days of the receipt of Buyer's offer to purchase relating to the Offer such Stockholder's Shares. Upon receipt of written instructions from the Buyer, each Stockholder shall promptly deliver to the depositary (the "Depositary") designated in the Offer (i) a letter of transmittal with respect to such Stockholder's Shares complying with the terms of the Offer together with instructions directing the Depositary to make payment for such Shares directly to the Stockholder (but if such Shares are not accepted for payment or are withdrawn and are to be returned pursuant to the Offer, to return such Shares to such Stockholder whereupon they shall continue to be held by such Stockholder subject to the terms and conditions of this Agreement), (ii) the Certificates representing such Stockholder's Shares and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer (such documents in clauses (i) through (iii) collectively being hereinafter referred to as the "Tender Documents"). No tender pursuant to this
Section 1.4 will excuse any of the obligations of the Stockholders hereunder. Notwithstanding anything to the contrary set forth herein, no Stockholder shall be required to tender such Stockholder's Shares in the Offer if the per Share consideration to be paid by Buyer pursuant to the Offer is less than $5.50 per Share in cash.

                  SECTION 1.5. Conditions. The obligation of each Stockholder to sell such Stockholder's Shares at any Closing is subject to the following conditions:

                  (i) The representations and warranties of Buyer contained in
         Article IV shall be true and correct in all material respects on the date thereof as if made on such date;

                  (ii) If applicable, all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act") applicable to such exercise of the Option shall have expired or been terminated;

                  (iii) (x) There shall be no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, (y) nor any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining such exercise of the Option; and

                  (iv) The Buyer shall have commenced the Offer.

                  SECTION 1.6. Adjustment Upon Changes in Capitalization or Merger. (a) In the event of any change in the Company's capital stock by reason of stock dividends, stock splits, mergers, consolidations, recapitalizations, combinations, conversions, exchanges of shares, extraordinary or liquidating dividends, or other changes in the corporate or capital structure of the Company which would have the effect of diluting or changing the Buyer's rights hereunder, the number and kind of shares or securities subject to the Option and the purchase price per Stockholder Share (but not the total purchase price) shall be appropriately and equitably adjusted so that the Buyer shall receive upon exercise of the Option the number and class of shares or other securities or property that the Buyer would have received in respect of the Stockholder Shares purchasable upon exercise of the Option if the Option had been exercised immediately prior to such event. Each Stockholder shall take such steps in connection with such consolidation, merger, liquidation or other such action as may be necessary to assure that the provisions hereof shall thereafter apply as nearly as possible to any securities or property thereafter deliverable upon exercise of the Option.

                  (b) In the event the consideration per Share to be paid by Buyer pursuant to the Offer is increased, the Purchase Price shall be similarly increased and in the event the Closing hereunder shall have occurred, Buyer shall promptly pay to each Stockholder the product of the amount of such increase in the Purchase Price multiplied by the number of such Stockholder's Shares as to which the Option has been exercised.

                                   ARTICLE II

                                 GRANT OF PROXY

                  SECTION 2.1. Proxy. Each Stockholder hereby revokes any and all previous proxies granted with respect to such Stockholder's Shares. Each Stockholder, by this Agreement, with respect to such Stockholder's Shares, does hereby constitute and appoint Buyer, or any nominee of Buyer, with full power of substitution, as its true and lawful attorney and proxy, for and in its name, place and stead, to vote each of such Stockholder's Shares as its proxy, at every annual, special or adjourned meeting, or solicitation of consents, of the stockholders of the Company (including the right to sign its name (as stockholder) to any consent, certificate or other document relating to the Company that the law of the State of Delaware may permit or require) (i) in favor of the adoption of the Merger Agreement and this Agreement and approval of the Merger and the other transactions contemplated hereby and by the Merger Agreement, (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination between the Company and any person or entity (other than the Merger) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement not being fulfilled, and (iii) in favor of any other matter relating to consummation of the transactions contemplated by the Merger Agreement and this Agreement. Each Stockholder further agrees to cause such Stockholder's Shares that are outstanding and owned by it beneficially to be voted in accordance with the foregoing. The proxy granted by each Stockholder pursuant to this Article II is irrevocable and is granted in consideration of Buyer's entering into this Agreement and the Merger Agreement; provided, however, that such proxy shall be revoked upon the earlier of (i) termination of this Agreement in accordance with its terms and (ii) the purchase of the Stockholder Shares pursuant to the Offer.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                              OF THE STOCKHOLDERS

                  Each of the Stockholders severally represents and warrants to the Buyer that:

                  SECTION 3.1. Valid Title. Such Stockholder is the sole, true, lawful and beneficial owner of such Stockholder's Shares with no restrictions on such Stockholder's voting rights or rights of disposition pertaining thereto. At any Closing, such Stockholder will convey good and valid title to such Stockholder's Shares being purchased free and clear of any and all claims, liens, charges, encumbrances and security interests. None of such Stockholder's Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares (other than, to the extent applicable to such Stockholder, the Shareholders' Agreement dated as of December 15, 1997 among the Company and certain of the Stockholders).

                  SECTION 3.2. Non-Contravention. The execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby (i) are within such Stockholder's powers, have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person), (ii) require no action by or in respect of, or filing with, any governmental body, agency, official or authority (except as required under the HSR Act), and (iii) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of such Stockholder or to a loss of any benefit of such Stockholder under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding on such Stockholder or result in the imposition of any lien on any asset of such Stockholder except, in the case of clause (iii) above, any such contraventions, defaults, rights, losses or liens that, individually or in the aggregate, could not reasonably be expected to (A) have a material adverse effect on such Stockholder, (B) impair the ability of such Stockholder to perform its obligations hereunder or (C) prevent or materially delay the consummation of any of the transactions contemplated hereby.

                  SECTION 3.3. Binding Effect. This Agreement has been duly executed and delivered by such Stockholder and is the valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform such Agreement.

                  SECTION 3.4. Total Shares. Such Stockholder is the record and Beneficial Owner of the number of Shares, the number of shares of Preferred Stock (defined in the Merger Agreement) and the number of Warrants (defined in the Merger Agreement) set forth next to such Stockholder's name on the signature pages hereto. Such Shares, such shares of Preferred Stock and such Warrants constitute all of the Shares, all of the shares of Preferred Stock and all of the Warrants owned of record or Beneficially Owned by such Stockholder. Except as set forth on such signature pages, neither such Stockholder nor any beneficial owner or owners of such Stockholder's Shares own any options to purchase or rights to subscribe for or otherwise acquire any securities of the Company. Each Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Article II of this Agreement, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, and, to the extent applicable, all shares of Preferred Stock and all Warrants, beneficially owned by such Stockholder with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. The terms "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

                  SECTION 3.5. Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from Buyer or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

                                   ARTICLE IV

                              REPRESENTATIONS AND
                         WARRANTIES OF BUYER AND PARENT

                  Each of Parent and Buyer represents and warrants to each of the Stockholders:

                  SECTION 4.1. Corporate Power and Authority. Such entity has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by such entity of this Agreement and the consummation by such entity of the transactions contemplated hereby have been duly authorized by the board of directors of such entity and no other corporate action on the part of such entity is necessary to authorize the execution, delivery or performance by such entity of this Agreement and the consummation by such entity of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such entity and is a valid and binding agreement of such entity, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

                  SECTION 4.2. Acquisition for Buyer's Account. The Stockholder Shares to be acquired upon exercise of the Option will be acquired by Buyer for its own account and not with a view to the public distribution thereof and will not be transferred except in compliance with the Securities Act of 1933, as amended, and other applicable securities laws. Parent and Buyer acknowledge and agree that no Stockholder has or is making any representations or warranties concerning the Company, including by reason of such Stockholder's execution of this Agreement or otherwise.

                                   ARTICLE V

                         COVENANTS OF THE STOCKHOLDERS

                  Each of the Stockholders hereby covenants and agrees that:

                  SECTION 5.1. No Proxies for or Encumbrances on Stockholder Shares. Except pursuant to the terms of this Agreement, such Stockholder shall not, without the prior written consent of Buyer, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or (ii) acquire, sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition or sale, assignment, transfer, encumbrance or other disposition of, any Shares, any shares of Preferred Stock or any Warrants during the term of this Agreement. Such Stockholder shall not seek or solicit any such acquisition or sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or assignment or understanding and agrees to notify Buyer promptly and to provide all details requested by Buyer if (x) such Stockholder shall be approached or solicited, directly or indirectly, by any person with respect to any of the foregoing and
(y) a representative of such Stockholder having direct working knowledge of this Agreement has knowledge of such third party approach or solicitation.

                  SECTION 5.2. No Shopping. Such Stockholder shall not directly or indirectly (i) solicit, initiate or encourage (or authorize any person to solicit, initiate or encourage) any inquiry, proposal or offer from any person to acquire the business, property or capital stock of the Company or any direct or indirect subsidiary thereof, or any acquisition of a substantial equity interest in, or a substantial amount of the assets of, the Company or any direct or indirect subsidiary thereof, whether by merger, purchase of assets, tender offer or other transaction or (ii) subject to the fiduciary duties under applicable law of such Stockholder as a director of the Company (if such Stockholder is such a director), participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek any of the foregoing. Such Stockholder shall promptly advise Buyer of the terms of any communications it may receive relating to any of the foregoing if a representative of such Stockholder having direct working knowledge of this Agreement has knowledge of such communications.

                  SECTION 5.3. Conduct of Stockholders. Such Stockholder will not (i) take, agree or commit to take any action that would make any representation and warranty of such

Stockholder hereunder inaccurate in any respect as of any time prior to the termination of this Agreement or (ii) omit, or agree or commit to omit, to take any commercially reasonable action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

                  SECTION 5.4. Disclosure. Each Stockholder hereby permits Buyer to publish and disclose in the offer documents and, if approval of the Company's shareholders is required under applicable law, a proxy statement (including all documents and schedules filed with the SEC) their identity and ownership of the Shares and the nature of their commitments, arrangements and understandings under this Agreement.

                  SECTION 5.5. Preferred Stock; Warrants. Such Stockholder will sell and transfer, and the Buyer agrees to purchase or to cause the Company to purchase and redeem, all of the shares of Preferred Stock, if any, owned of record or Beneficially Owned by such Stockholder, at a price per share of Preferred Stock equal to $10.10, plus all accrued and unpaid dividends thereon (whether or not declared), promptly (but in no event more than one business day) following the consummation of the Offer. In addition, such Stockholder will transfer and surrender to the Company for cancellation for no additional consideration all of the Warrants, if any, owned of record or Beneficially Owned by such Stockholder, promptly (but in no event more than one business day) following consummation of the Offer; provided that, if Buyer increases the consideration per Share to be paid pursuant to the Offer to an amount that exceeds the exercise price of the Warrants, Buyer shall pay, or cause the Company to pay, to such Stockholder an amount equal to the aggregate net in the money value of such Warrants, in connection with the transfer and surrender thereof. If Buyer exercises the Option, at the Closing and in addition to purchasing such Stockholder's Shares, Buyer shall purchase from such Stockholder, and such Stockholder shall sell to Buyer, simultaneously with the purchase of such Stockholder's Shares, all of the shares of Preferred Stock, if any, owned of record or Beneficially Owned by such Stockholder, at a price per share of Preferred Stock equal to $10.10, plus all accrued and unpaid dividends thereon (whether or not declared).

                                   ARTICLE VI

                                 MISCELLANEOUS

                  SECTION 6.1. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

                  SECTION 6.2. Further Assurances. In the event the Buyer exercises the Option, the Buyer and the Stockholders will each execute and deliver or cause to be executed and delivered all further documents and instruments and use its commercially reasonable efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby or to enable the Buyer and any assignee to exercise and enjoy all benefits and rights of the Stockholders with respect to the Option and the Stockholder Shares.

                  SECTION 6.3. Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement.

                  SECTION 6.4. Specific Performance. The parties hereto agree that the Buyer may be irreparably damaged if for any reason any Stockholder failed to sell such Stockholder's Shares (or other securities deliverable pursuant to Section 1.5 or Section 5.5) upon exercise of the Option or to perform any of its other obligations under this Agreement, and that the Buyer would not have an adequate remedy at law for money damages in such event. Accordingly, the Buyer shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by each Stockholder. This provision is without prejudice to any other rights that the Buyer may have against any Stockholder for any failure to perform its obligations under this Agreement.

                  SECTION 6.5. Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

                  SECTION 6.6. Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive delivery of and payment for the Stockholder Shares.

                  SECTION 6.7. Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

                  SECTION 6.8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that Buyer may assign its rights and obligations to any affiliate of Buyer and provided, further, that no Stockholder may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the Buyer.

                  SECTION 6.9. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

                  SECTION 6.10. Obligations of Buyer. Parent will take all action necessary to cause Buyer to perform its obligations hereunder and, if the Option is exercised, to consummate the purchase by Buyer of the Stockholder Shares on the terms and conditions set forth in this Agreement.

                  SECTION 6.11. Counterparts; Effectiveness; Termination. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. This Agreement shall terminate and be of no further force or effect upon the earlier of (i) the twentieth business day following the termination of the Merger Agreement unless the Option has been properly exercised on or prior to such date, and (ii) December 31, 1999 unless the Option has been properly exercised prior to such date.




















                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                              CALPINE CORPORATION



                                              By:
                                                 ----------------------------
                                                 Name:
                                                 Title:
                                                 50 West San Fernando Street
                                                 San Jose, CA  95113
                                                 Attention:  John King
                                                 Fax:  (408) 995-0505



                                              CPN SHERIDAN, INC.



                                              By:
                                                 ----------------------------
                                                 Name:
                                                 Title:
                                                 50 West San Fernando Street
                                                 San Jose, CA  95113
                                                 Attention:  John King
                                                 Fax:  (408) 995-0505


                               Preferred
Shares           Options       Stock            Warrants
------           -------       ---------        --------
1,000,037             -               -               -

                                              THE SUSSKIND FAMILY TRUST


                                              By:
                                                 ------------------------------
                                                 Name:


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 282 N. Saltair Ave.
                                                 Los Angeles, CA  90049
                                                 Attention:  Jeffrey E. Susskind
                                                 and Janis Susskind
                                                 Fax:  (310) 472-9567

                               Preferred
Shares           Options       Stock            Warrants
------           -------       ---------        --------


                                    JOINT ENERGY DEVELOPMENT INVESTMENTS
                                    LIMITED PARTNERSHIP


                                    By: Enron Capital Management
                                        Limited Partnership, its General Partner

                                    By: Enron Capital Corp., its General Partner


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:
                                       1400 Smith Street
                                       Houston, TX  77002
                                       Attention:  Donna M. Lowry
                                       Fax:  (713) 646-4039

                               Preferred
Shares           Options       Stock            Warrants
------           -------       ---------        --------


                                 SUNDANCE ASSETS, L.P.


                                 By: Ponderosa Assets, L.P., its General Partner

                                 By: Enron Ponderosa Management Holdings,
                                     Inc., its General Partner


                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title:
                                    1400 Smith Street
                                    Houston, TX  77002
                                    Attention:  Donna M. Lowry
                                    Fax:  (713) 646-4039

                                 ENRON CAPITAL & TRADE RESOURCES CORP.



                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title:
                                    1400 Smith Street
                                    Houston, TX  77002
                                    Attention:  Donna M. Lowry
                                    Fax:  (713) 646-4039

                               Preferred
Shares           Options       Stock            Warrants
------           -------       ---------        --------
25,000           60,000               -               -

                                                --------------------------------
                                                Name:  Michael A. Gerlich
                                                1000 Louisiana, Suite 800
                                                Houston, TX  77002
                                                Attention:  Michael A. Gerlich
                                                Fax:  (713) 651-3056

                               Preferred
Shares           Options       Stock            Warrants
------           -------       ---------        --------
13,000           300,000              -               -


                                                --------------------------------
                                                Name:  B.A. Berilgen
                                                1000 Louisiana, Suite 800
                                                Houston, TX  77002
                                                Attention:  B.A. Berilgen
                                                Fax:  (713) 651-3056

                               Preferred
Shares           Options       Stock            Warrants
------           -------       ---------        --------
   500           40,000              -               -


                                                --------------------------------
                                                Name:  Charles F. Chambers
                                                1000 Louisiana, Suite 800
                                                Houston, TX  77002
                                                Attention:  Charles F. Chambers
                                                Fax:  (713) 651-3056


                               Preferred
Shares           Options       Stock            Warrants
------           -------       ---------        --------
       -         25,000               -               -


                                                --------------------------------
                                                Name:  Jeffrey E. Susskind
                                                282 N. Saltair Ave.
                                                Los Angeles, CA  90049
                                                Attention:  Jeffrey E. Susskind
                                                Fax:  (310) 472-9517